Report of Independent Certified Public Accountants

Phoenix International Raceway, Inc.

We have audited the accompanying combined balance sheet of Phoenix International Raceway, Inc. as of May 31, 1997, and the related combined statements of income, shareholders' equity and cash flows for the nine months ended May 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Phoenix International Raceway, Inc. at May 31, 1997, and the combined results of their operations and their cash flows for the nine months ended May 31, 1997, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young, LLP


Jacksonville, Florida
September 15, 1997

                     PHOENIX INTERNATIONAL RACEWAY, INC.
                            Combined Balance Sheet

                                                                  May 31,
                                                                   1997
                                                                ____________
                                                               (In Thousands)
             ASSETS
Current Assets:
 Cash ...........................................                $   985
 Receivables ....................................                    228
 Prepaid expenses and other current assets ......                    101
                                                                 ________
Total Current Assets ............................                  1,314


Property and Equipment - at cost - less accumulated
 depreciation of $3,183,893 .....................                  7,588

Deferred income taxes ...........................                    297
                                                                 ________
Total Assets ....................................                $ 9,199
                                                                 ========


             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
 Accounts payable ...............................                $   248
 Accrued property taxes .........................                    202
 Deferred income ................................                  1,552
 Note payable ...................................                    263
 Other current liabilities ......................                     24
                                                                 ________
Total Current Liabilities .......................                  2,289

Commitments and Contingencies

Shareholders' Equity (Notes 1 and 6)
 Class A Common Stock, $1.00 par value, 2,500,000 shares
   authorized; 1,000 shares issued at May 31, 1997                     1
 Class B Common Stock, $1.00 par value, 25,000 shares
   authorized; 0 shares issued at May 31, 1997 ..                     --
 Additional paid-in capital .....................                     44
 Retained earnings ..............................                  6,865
                                                                 ________
Total Shareholders' Equity ......................                  6,910
                                                                 ________
Total Liabilities and Shareholders' Equity ......                $ 9,199
                                                                 ========

See accompanying notes

                      PHOENIX INTERNATIONAL RACEWAY, INC.
                          Combined Statement of Income

                                                        Nine Months ended
                                                           May 31, 1997
                                                        _________________
                                                          (In Thousands)
REVENUES:

  Admissions, net....................................        $5,963
  Motorsports related income.........................         4,289
  Food, beverage and souvenir income.................         1,409
  Other income.......................................             4
                                                             ______
                                                             11,665
EXPENSES:

  Direct expenses:
    Prize and point fund monies
      and NASCAR sanction fees.......................         1,986
    Motorsports related expenses.....................         3,949
    Souvenir expenses................................           223
  General and administrative expenses................         2,536
  Depreciation.......................................           370
                                                             ______
                                                              9,064
                                                             ______

Operating income.....................................         2,601
Interest income......................................            32
                                                             ______
Income before income taxes...........................         2,633
Income taxes.........................................           711
                                                             ______

Net Income...........................................        $1,922
                                                             ======

See accompanying notes

                      PHOENIX INTERNATIONAL RACEWAY, INC.
                   Combined Statement of Shareholders' Equity
                    Nine Months ended May 31, 1997

                                          CLASS A     ADDITIONAL    RETAINED
                                          COMMON      PAID-IN       EARNINGS
                                          STOCK       CAPITAL
                                          $1.00 PAR
                                          VALUE
                                          _________   __________    _________
                                                   (In Thousands)

BALANCE AT AUGUST 31, 1996 ............     $1          $44         $6,950

  Net Income ..........................      --          --          1,922
  Distributions paid ..................      --          --         (2,007)
                                            _____       ____        _______
BALANCE AT MAY 31, 1997 ...............     $1          $44         $6,865
                                            =====       =====       =======



See accompanying notes

                      PHOENIX INTERNATIONAL RACEWAY, INC.
                        Combined Statement of Cash Flows

                                                         Nine Months ended
                                                           May 31, 1997
                                                     _________________________
                                                           (In Thousands)

OPERATING ACTIVITIES
Net income......................................             $1,922
  Adjustments to reconcile net income to
   net cash used by operating activities:
    Depreciation................................                370
    Deferred income taxes ......................                711
  Changes in operating assets and liabilities:
    Receivables.................................                417
    Prepaid expenses and other current assets...                300
    Accounts payable............................                (42)
    Accrued property taxes .....................                 22
    Deferred income.............................             (3,561)
    Other current liabilities...................               (245)
                                                             ________
Net cash used in operating activities...........               (106)

INVESTING ACTIVITIES
 Purchases of property, plant and equipment ....               (365)
                                                             ________
Net cash used in investing activities...........               (365)

FINANCING ACTIVITIES
 Borrowings on line of credit ..................                750
 Repayments on line of credit ..................               (750)
 Repayment of note payable .....................               (244)
 Partnership distributions paid ................             (2,007)
                                                             ________
Net cash used in financing activities...........             (2,251)

Net decrease in cash ...........................             (2,722)
Cash at beginning of period ....................              3,707
                                                             ________
Cash at end of period ..........................              $ 985
                                                             ========

See accompanying notes

                       Phoenix International Raceway, Inc.
                    Notes to Combined Financial Statements
                    Nine Months ended May 31, 1997


NOTE 1 -- DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS: Phoenix International Raceway, Inc. ("PIR, Inc."), Phoenix International Raceway, L.L.C. ("PIR, LLC"), and Phoenix International Raceway Limited Partnership ("PIR LP"), which are commonly owned, (collectively, the "Company") promotes motorsports activities at its Phoenix International Raceway ("PIR") motorsports complex located just outside of Phoenix, Arizona. The PIR complex has a 1 mile oval track and a 1.51 mile road course. PIR currently hosts an annual NASCAR Winston Cup Series and two NASCAR Craftsman Truck Series events, an Indy Racing League (IRL) event and a number of other events. The accompanying combined financial statements include the assets, liabilities, revenues and expenses applicable to the operation of the PIR motorsports complex.

     Pursuant to the Asset Purchase Agreement dated July 14, 1997, between the Company and Phoenix Speedway Corporation (PSC), a wholly-owned subsidiary of International Speedway Corporation, the Company sold substantially all of the assets comprising the business and motorsports complex of PIR to PSC for consideration consisting of $46.4 million cash and notes payable and other liabilities of $13.8 million.

     PRINCIPLES OF COMBINATION: The accompanying combined financial statements include the accounts of PIR, Inc., PIR, LLC, and PIR LP. All material intercompany accounts and transactions have been eliminated in combination.

     CASH: For purposes of reporting cash flows, cash includes cash on hand and bank demand deposit accounts.

     PROPERTY AND EQUIPMENT: Property and equipment, including improvements to existing facilities, are stated at cost. Depreciation is provided for financial reporting purposes using either the straight-line or accelerated methods over estimated useful lives as follows:

          Buildings, grandstands and tracks .............5-34 years
          Furniture and equipment .......................3-20 years
          Leasehold improvements ........................8-15 years
          Automobiles ...................................3-7  years

     FAIR VALUE OF FINANCIAL INSTRUMENTS: The Company's financial instruments consist of cash, accounts receivable, accounts payable and a note payable. The carrying value of these financial instruments approximates their fair value at May 31, 1997.

     INCOME TAXES: PIR LP, operates as a limited partnership and PIR, LLC operates as a limited liability company. Under the provisions of a limited partnership and a limited liability company, these entities do not pay corporate income taxes on their taxable income. Instead, the equity owners include their share of the earnings from these entities in their individual tax returns.

     PIR, Inc. operates as a C corporation. Income taxes have been provided for PIR, Inc. using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     ADMISSION INCOME: Admission income and all race-related revenue is earned upon completion of an event and is stated net of admission and sales taxes collected. Refundable advance ticket sales and all race-related revenue on future events are deferred until earned.

     ADVERTISING EXPENSES: Advertising costs are expended as incurred. Advertising expenses amounted to $402,000 for the nine months ended May 31, 1997.

     USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

      Land and leasehold improvements                 $1,262,521
      Buildings, grandstands and tracks                8,788,224
      Furniture and equipment                            418,862
      Automobiles                                        244,704
      Construction in progress                            57,438
                                                      __________
                                                      10,771,749
      Less accumulated depreciation                   (3,183,893)
                                                      __________
                                                      $7,587,856
                                                      ==========

NOTE 3 -- FEDERAL AND STATE INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Substantially all of the deferred tax asset results from the differences between tax and financial reporting purposes for revenue recognition of deferred income.

     Significant components of the provision for income taxes for the nine months ended May 31, 1997, are as follows:

Current tax expense:
 Federal ..................               $       --
 State ....................                       --
Deferred tax expense
 Federal ..................                  428,465
 State ....................                  282,504
                                          __________
 PROVISION FOR INCOME TAXES                $ 710,969
                                          ==========

     The difference between income tax expense (27.0%) and the amount of income tax based on the statutory tax rate (34.0%) is primarily due to state taxes, net of federal benefit (7.7%) and the losses of PIR LP and income of PIR, LLC (-16.1%). As indicated in Note 1, the financial statements include the results of operations of PIR, LLC and PIR LP, but the Company does not pay corporate income taxes on their taxable income or receive a benefit from their tax losses.

NOTE 4 --NOTE PAYABLE

     In November 1993, the Company issued a note payable to a bank to finance certain grandstand seating. The principal amount borrowed was $1,184,499, with principal and interest payments of $111,030 in May and November of each year and principal and interest payments of $55,514 in February of each year. Principal and interest payments are payable through May 1, 1998, bear interest at 7.35%, and are collateralized by certain grandstand seating. As of May 31, 1997, the balance of the note payable was $262,851.

NOTE 5 -- LINE OF CREDIT

     The Company has a line of credit with a financial institution totaling $1 million, with an interest rate of prime plus 1.5% which expires in January, 1998. As of May 31, 1997 the line of credit was unused.

NOTE 6 -- SHAREHOLDERS' EQUITY

     PIR, Inc.'s authorized capital includes 2,500,000 shares of Class A Common Stock, par value $1.00 ("Class A Common Stock") and 25,000 shares of Class B Common Stock, par value $1.00 ("Class B Common Stock"). The shares of Class A Common Stock and Class B Common Stock are identical in all respects, except that the holders of Class B Common Stock have no power to vote the stock for any purpose and are not entitled to notice of any meetings of shareholders. The holders of Class A Common Stock have one vote per share on
any matter submitted for consent of shareholders.   As of May 31, 1997, there
were 1,000 shares of Class A Common Stock issued and no shares of Class B Common Stock issued.

NOTE 7 -- SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Cash paid for interest and income taxes for the nine months ended May 31, 1997 was $67,514 and $30,180, respectively.